                                                                    EXHIBIT 10.2

                             QUICKLOGIC CORPORATION

                             1989 STOCK OPTION PLAN
                         (as amended February 21,1996)


    1.    Purposes of the Plan.  The purposes of this Stock Option Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

    2.    Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Board" shall mean the Committee, if one has been appointed, or
                -----
the Board of Directors of the Company, if no Committee is appointed.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (c)  "Committee"  shall mean the Committee appointed by the Board of
                ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (d)  "Common Stock" shall mean the Common Stock of the Company.
                ------------

          (e)  "Company" shall mean QuickLogic Corporation, a California
                -------
corporation.

          (f)  "Consultant" means any person who is engaged by the Company or
                ----------
any Parent or Subsidiary to render consulting services or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not. If and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term paid only a director's fee by the Company.

          (g)  "Continuous Status as an Employee, Consultant or Director" shall
                --------------------------------------------------------
mean the absence of any interruption or termination of service as an Employee, Consultant or Director. Continuous Status as an Employee, Consultant or Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.


          (h)  "Director"  shall mean a member of the Board of Directors of the
                --------
Company.

          (i)  "Employee" shall mean any person, including officers and
                --------
directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j)  "Exchange Act"  shall mean the Securities Exchange Act of 1934,
                ------------
as amended.

          (k)  "Incentive Stock Option" shall mean an Option intended to
                ----------------------
qualify as an incentive stock option within the meaning of Section 422A of the Code.

          (l)  "Nonstatutory Stock Option" shall mean an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (m)  "Option" shall mean a stock option granted pursuant to the Plan.
                ------

          (n)  "Optioned Stock" shall mean the Common Stock subject to an
                --------------
Option.

          (o)  "Optionee" shall mean an Employee or Consultant who receives an
                --------
Option.

          (p)  "Parent" shall mean a "parent corporation", whether now or
                ------
hereafter existing, as defined in Section 425(e) of the Code.

          (q)  "Plan" shall mean this 1989 Stock Option Plan.
                ----

          (r)  "Share" shall mean a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 of the Plan.

          (s)  "Subsidiary" shall mean a "subsidiary corporation," whether now
                ----------
or hereafter existing, as defined in Section 425(f) of the Code.

    3.    Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 14,700,000 shares of Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.


    4.    Administration of the Plan.
          --------------------------

          (a)  Procedure.  The Plan shall be administered by the Board of
               ---------
Directors of the Company, or by a committee appointed by the Board of Directors consisting of two (2) or more Directors, in accordance with the following provisions:

               (i) Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting administration of the Plan or the grant of Options pursuant to the Plan; provided, however, no member of the Board shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options to him or her.

               (ii) The Committee shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, a Committee shall continue to serve until otherwise directed by the Board of Directors. Subject to the foregoing, from time to time the Board of Directors may increase the size of the Committee and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and there after directly administer the Plan.

          (b)  Powers of the Board.  Subject to the provisions of the Plan, the
               -------------------
Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees, Consultants and Directors to whom, and the time or times at which, Options shall be granted and the number of shares to the represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option (including the exercise price thereof);
(viii) to defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c)  Effect of Board's Decision.  All decisions, determinations and
               --------------------------
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

    5.    Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. An Employee, Consultant or Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the incentive stock option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

          (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment with, consulting relationship with, or membership on the Board of Directors of, the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such employment, consulting relationship or membership on the Board of Directors at any time.

    6.    Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

    7.    Term of Option.  The term of each Option shall be ten (10) years from
          --------------
the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.


    8.    Exercise Price and Consideration.
          --------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)      In the case of an Incentive Stock Option


                        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant or, if the Incentive Stock Option is amended to reduce the per Share exercise price, less than 110% of the fair market value per Share on the date the Board approves such amendment.

                        (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant or, if the Incentive Stock Option is amended to reduce the per Share exercise price, 100% of the fair market value per Share on the date the Board approves such amendment.

               (ii)     In the case of a Nonstatutory Stock Option

                        (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant or, if the Nonstatutory Stock Option is amended to reduce the per Share exercise price, 110% of the fair market value per Share on the date the Board approves the amendment.

                        (B) granted to any person, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant or, if the Nonstatutory Stock Option is amended to reduce the per Share exercise price, 85% of the fair market value per Share on the date the Board approves the amendment.

          (b) The fair market value per Share shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant (or date of approval of an amendment to reduce the exercise price per Share, as the case may
be), as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

          (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) other Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) promissory note, (v) any combination of such methods of payment or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law.

    9.    Exercise of Option.
          ------------------

          (a)            (i)        Procedure for Exercise; Rights as a
Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as may determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                         (ii)       An Option may not be exercised for a
fraction of a Share.

                         (iii)      An Option shall be deemed to be exercised
when written notice of such exercise has been given to the Company in accordance with the terms of the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                         (iv)       Exercise of an Option in any manner shall
result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant. In the event
              --------------------------------------------------
of termination of an Optionee's Continuous Status as an Employee, Consultant or Director (as the case may be), such Optionee may exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination (or to such greater extent as the Board may determine). Any such exercise must occur within the period set forth in the written option agreement which, in the case of an Incentive Stock Option, shall be no more than three (3) months after the date of termination. The Option shall terminate on the date of such termination of Continuous Status as an Employee, Consultant or Director to the extent of the number of shares of Optioned Stock as to which the Option was not exercisable on the date of such termination, as set forth in the written option agreement or as the Board may otherwise determine. To the extent the Optionee fails, within the time period specified in the written option agreement, to exercise the Option for those shares of Optioned Stock as to which he or she is entitled to exercise, the Option shall terminate upon the expiration of such time period.

          (c) Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provide, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee.  In the event of the death of an Optionee:
              -----------------

              (i) during the term of the Option who is at the time of his death an Employee, Consultant or Director of the Company and who shall have been in Continuous Status as an Employee, Consultant or Director since the date of grant of the Option, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent, and within the time period, set forth in the Option Agreement (or such greater extent or time period as the Board may determine) subject to the limitation set forth in Section 5(b).

              (ii) within three (3) months after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent, and within the time period, set forth in the Option Agreement (or such greater extent or time period as the Board may determine).

    10.   Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11.   Adjustments Upon Changes in Capitalization or Merger. Subject to any
          ----------------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.
In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. With respect to any Option granted prior to the issuance of the amending order by the California Department of Corporations (the "Department") increasing the number of shares qualified for issuance under the Plan to 14,700,000, in the event that such successor corporation does not agree to assume such Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise such Option as to all of the Optioned Stock, including Shares as to which such Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. With respect to any option granted after the issuance of the amending order by the Department increasing the number of shares qualified for issuance under the Plan to 14,700,000, in the event that such successor corporation does not agree to assume such Option or to substitute an equivalent option, the Board shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice to the extent that Optionee was entitled to exercise it upon the expiration of such period, and, to the extent that Optionee was not entitled to exercise such Option upon the expiration of such period, or if Optionee does not exercise such Option to the extent so entitled within such period, the Option shall terminate.

    12.   Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    13.   Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may amend or terminate
               -------------------------
the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the
Plan:

               (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

               (ii) any change in the designation of the class of persons eligible to be granted Options.

               (iii) if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

          (b)  Shareholder Approval.  If any amendment requiring shareholder
               --------------------
approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in
Section 17(a) of the Plan.

          (c)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    14.   Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15.   Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16.   Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

    17.   Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If and in the event that the Company has registered any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such shareholders of the Company shall be:

          (a) (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

          (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

          If such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company.

    18.   Information to Optionee.  The Company shall provide to each Optionee,
          -----------------------
during the period for which such Optionee has one or more Options outstanding, a balance sheet and an income statement at least annually. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

QUICKLOGIC CORPORATION

______________________

______________________
                                                       Date:_______________
______________________

                  RE: QUICKLOGIC CORPORATION OPTION AGREEMENT
                  -------------------------------------------

Dear Optionee:

     The Option Agreement(s) dated __________________________________ (the
"Option Agreement") by and between you and QuickLogic Corporation (the "Company") is/are hereby AMENDED TO ALLOW FOR AN EARLY EXERCISE AND TO PROVIDE A REPURCHASE OPTION BY THE COMPANY. The vesting schedule listed in Section 3(i) of the Option Agreement to which you are a party, shall be amended and restated in its entirety to read as follows:

     "3.  Exercise of Option.  This option shall be exercisable during its term
          ------------------
in accordance with the provisions of Section 9 of the Plan as follows:

          (i)  Right to Exercise
               -----------------
               (a) Subject to subsections 3(i)(b), (c), (d) and (e) below, this Option shall be exercisable in full at any time prior to expiration or earlier termination. 1/8 of the Shares subject to the Option shall vest six months after the Vesting Commencement Date, and an additional 6.25% of the Shares subject to the Option shall vest every three (3) months thereafter. If the Option is exercised for unvested shares, it shall be subject to the Exercise Notice and Restricted Stock Agreement attached hereto as Exhibit A, whether or not you sign
                                              ---------
such Agreement at the time of exercise."

     If and when you decide to exercise your option to purchase shares of the Company, please execute the attached documentation. including attachments. Please note that the Company only permits you to pay the exercise price of your stock option by tendering a personal check for such amount payable to the Company.

     All of the other terms and conditions set forth in the Option Agreement remain in fall force and effect.

Sincerely,                                     AGREED TO AND ACCEPTED BY:


                                               ___________________________

Vincent A. McCord
Chief Financial Officer/Corporate Secretary    Name:______________________

Enclosures:  Exhibits A/B/C

                                   EXHIBIT A

      EXERCISE NOTICE AND RESTRICTED STOCK AGREEMENT FOR UNVESTED SHARES
      ------------------------------------------------------------------

QuickLogic Corporation, a California corporation having its principal place of business at 1277 Orleans Drive, Sunnyvale, CA 94089 (the "COMPANY"), has granted to the person whose name is written on the last page hereof (the "OPTIONEE"), an option to purchase certain number of shares of Common Stock (the "SHARES") as evidenced in certain Stock Option Agreements(s), at the price determined as provided therein, and in all respects subject to the terms, definitions and provisions of the 1989 Stock Option Plan (the "PLAN") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1.   Exercise of Option.  Effective as of today, __________, 19__, the
          ------------------
undersigned Optionee hereby elects to exercise Optionee's option to purchase __________ Shares of the Company under and pursuant to the Plan and the [ ] Incentive [ ] Nonstatutory Stock Option Agreements dated ____________________ (the "OPTION AGREEMENT"). The aforesaid Shares that Optionee has elected to purchase have not yet vested under the Plan (the "UNVESTED SHARES").

     2.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.   Rights as Shareholder.
          ---------------------

          (a) Until the stock certificate evidencing such Unvested Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          (b) Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Unvested Shares or the Company, and/or its assignee(s) exercises the Repurchase Option or Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Unvested Shares so purchased except the right to receive payment for the Unvested Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Unvested Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.   Company's Repurchase Option.  In the event that the Option is
          ---------------------------
exercised as to Unvested Shares, the Company, or its assignee(s) shall have the option to repurchase all or any portion of the Unvested Shares on the terms and conditions set forth in this Section 4 (the "REPURCHASE OPTION") if the Optionee should cease to be employed by or cease to be a consultant of the Company for any reason or no reason, including, but without limitation to death, disability, voluntary resignation or termination by the Company, with or without cause.

          (a)  Restrictions on Transfer.  For so long as Unvested Shares remain
               ------------------------
as unvested, Optionee may not transfer, sell, hypothecate or otherwise dispose of, or grant any interest in, such Unvested Shares.

          (b)  Escrow of Unvested Shares. The stock certificate representing the
               -------------------------
Unvested Shares, together with two (2) executed blank stock assignments in the form attached hereto as ATTACHMENT 1 (for use in transferring all or a portion
                        ------------
of the Unvested Shares if, as and when required by this Agreement) shall be deposited with the Escrow Agent pursuant to the Escrow Agreement attached hereto as ATTACHMENT 2 .
   ------------

          (c)  Right of Termination Unaffected.  Nothing in this Agreement shall
               -------------------------------
be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment at any time for any reason or no reason, with or without cause. Optionee shall be considered to be employed by the Company, if Optionee is an officer, director or full-time employee of the Company, or any Parent or Subsidiary of the Company (as defined in the Plan) or if the Board of Directors determines that Optionee is rendering substantial services as a part-time employee, consultant or independent contractor to the Company or any Parent or Subsidiary of the Company. Notwithstanding any provisions to the contrary included in the Option Agreement(s), the employment relationship ceases on the date when the Optionee discontinues services to the Company as an employee or as a consultant (the "TERMINATION DATE"). In case of any dispute, the Board of Directors of the Company shall have discretion to determine (i) whether Optionee has ceased to be employed by the Company and (ii) the Termination Date.

          (d)  Exercise of Repurchase Option.  At any time within ninety (90)
               -----------------------------
days after Optionee's Termination Date, the Company or its assignee(s) may elect to repurchase any or all of the Unvested Shares by giving Optionee (or Optionee's personal representative as the case may be) written notice of exercise of the Repurchase Option.

          (e)  Repurchase Price.  The per share price for Unvested Shares
               ----------------
repurchased pursuant to the Repurchase Option shall be equal to the Exercise Price (as defined in the Stock Option Agreement), as such price may be adjusted from time to time to reflect any subsequent stock dividend, stock split, reverse stock split or recapitalization of the Company (the "REPURCHASE PRICE").

          (f)  Payment of Repurchase Price.  The Repurchase Price shall be
               ---------------------------
payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company (or in the case of repurchase by an assignee, to the assignee) or any combination thereof. The Repurchase Price shall be paid without interest within ninety (90) days after the Termination Date.

          (g)  Lapse of Repurchase Option.  All Unvested Shares held by the
               --------------------------
Optionee shall be released from the Company's Repurchase Option and cease to be Unvested Shares according to the Vesting Schedule set out in the Notice of Grant.

     5.   Company's Right of First Refusal.  Before any Vested Shares (the
          --------------------------------
"VESTED SHARES") held by Optionee or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Vested Shares on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

          (a)  Notice of Proposed Transfer.  The Holder of the Vested Shares
               ---------------------------
shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Vested Shares,
(ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"), (iii) the number of Vested Shares to be transferred to each Proposed Transferee, and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Vested Shares (the "OFFERED PRICE"), and the Holder shall offer the Vested Shares at the Offered Price to the Company or its assignee(s).

          (b)  Exercise of Right of First Refusal. At any time within sixty (60)
               ----------------------------------
days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Vested Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection(c) below.

          (c)  Purchase Price.  The purchase price ("PURCHASE PRICE") for the
               --------------
Vested Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price in consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d)  Payment.  Payment of the Purchase Price shall be made, at the
               -------
option of the Company or its assignee(s), in cash (by check) or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee) or by any combination thereof, within ninety (90) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e)  Holder's Right to Transfer.  If all of the Vested Shares proposed
               --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Vested Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Vested Shares in the hands of such Proposed Transferee. If the Vested Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Vested Shares held by the Holder may be sold or otherwise transferred.

          (f)  Exception for Certain Family Transfers.  Anything to the contrary
               --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Vested Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "IMMEDIATE FAMILY" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Vested Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Vested Shares except in accordance with the terms of this Section.

          (g)  Termination of Right of First Refusal. The Right of First Refusal
               -------------------------------------
shall terminate as to any Vested Shares ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act.

     6.   Tax Consultation.  Optionee understands and acknowledges that Optionee
          ----------------
may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Unvested Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Unvested Shares and that Optionee is not relying on the Company for any tax advice.

     7.   Section 83(b) Elections.
          -----------------------

          (a)  Election for Unvested Shares Purchased Pursuant to Nonqualified
               ---------------------------------------------------------------
Stock Options.  Optionee hereby acknowledges that he or she has been informed
-------------
that, with respect to the exercise of a nonqualified stock option for Unvested Shares, that unless an election is filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within
                                                                        ------
thirty (30) days of the purchase of the Unvested Shares, electing pursuant to
----------------
Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Unvested Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the fair market value of the shares, at the time the Company's Repurchase Option lapses over the purchase price for the Unvested Shares. Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Unvested Shares or the filing of the Election under Section 83(b) and similar tax provisions.

          (b)  Election for Unvested Shares Purchased Pursuant to Incentive
               ------------------------------------------------------------
Stock Options. Optionee hereby acknowledges that he or she has been informed
-------------
that, with respect to the exercise of an incentive stock option for Unvested Shares. that unless an election is filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within
                                                                        ------
thirty (30) days of the purchase of the Unvested Shares, electing pursuant to
----------- ----
Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently, on any difference between the purchase price of the Unvested Shares and their Fair Market Value on the date of purchase, there will be a recognition of income to the Optionee, for alternative minimum tax purposes, measured by the excess, if any, of the fair market value of the Unvested Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Unvested Shares. Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Unvested Shares or the filing of the Election under Section 83(b) and similar tax provisions.

     OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(B).

     8.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  Optionee understands and agrees that the Company shall
               -------
cause the legends set forth below or legends substantially equivalent thereto. to be placed upon any certificate(s) evidencing ownership of the Unvested Shares to ether with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES. SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE

          NOTICE AND RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER
          RESTRICTIONS. RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          Optionee understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to EXHIBIT B, THE INVESTMENT REPRESENTATION STATEMENT.
                             ---------

          (b)  Stop-Transfer Notices.  Optionee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Vested Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Vested Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Vested Shares shall have been so transferred.

     9.   Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth. this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     10.  Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors (the "BOARD") or the committee thereof (the "COMMITTEE") that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on Optionee.

     11.  Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of California, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     12.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal deliver, or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Company, attention: the Corporate

Secretary; and to the Optionee at the respective address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     13.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     14.  Delivery of Payments.  Optionee herewith delivers to the Company the
          --------------------
full Exercise Price for the Unvested Shares.

     15.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreements and the Investment Representation Statement constitute the entire Agreement of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

SUBMITTED BY:                       ACCEPTED BY:
-------------                       ------------

OPTIONEE:                           QUICKLOGIC CORPORATION


____________________________         By:____________________________


Name:_______________________         Title:_________________________

Social Security #:__________

ADDRESS                              ADDRESS
-------                              -------

____________________________         1277 Orleans Drive
                                     Sunnyvale, CA  94089
____________________________

____________________________

                                   EXHIBIT B

                      INVESTMENT REPRESENTATION STATEMENT
                      -----------------------------------

OPTIONEE    :  ______________________

COMPANY     :  QUICKLOGIC CORPORATION

SECURITY    :  __________________ SHARES OF COMMON STOCK

AMOUNT      :  $_________________

DATE        :  __________________, 19__

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the, consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a nonpublic offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off Agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the satisfaction of the conditions set forth in sections (1),
(2), (3) and (4) of the paragraph immediately above.

          (d) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

          (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

          (f) Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

               SIGNATURE OF OPTIONEE:    _________________________
                                         Signature


                                         _________________________
                                         Please Print Name


                                         _________________________
                                         Social Security Number


                                         _________________________
                                         Address

                                   EXHIBIT C

                      NOTICE OF EXERCISE OF STOCK OPTION
                      ----------------------------------


QuickLogic Corporation
1277 Orleans Drive
Sunnyvale, CA  94089

Attention:    Corporate Secretary

Ladies and Gentlemen:

     The undersigned hereby elects to exercise the Option indicated below with respect to the number of Shares of Common Stock of QuickLogic Corporation (the "Company") set forth:

          Option Grant Date:  _________________________

          Type of Option:    [_] Incentive Stock Option
                             [_] Nonstatutory Option

          Number of Shares Being Exercised:  __________

          Exercise Price Per Shares:         $_________

          Total Exercise Price:              $_________

          Method of Payment: [_] Cash
                             [_] Check
          Enclosed herewith is payment in full of the total exercise price.

My exact name, address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

     Name:    ______________________________

     Address: ______________________________

              ______________________________

     Social Security Number: _______________

Sincerely,

________________________             Dated:______________
Optionee's Signature

                                 ATTACHMENT 1

                          STOCK POWER AND ASSIGNMENT
                          --------------------------
                          SEPARATCE FROM CERTIFICATE
                           -------------------------


     FOR VALUE RECEIVED and pursuant to that certain Exercise Notice and Restricted Stock Agreement dated as of __________, 19__, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
shares of the Common Stock of QUICKLOGIC CORPORATION, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. __________ delivered herewith and does hereby irrevocably constitute ____________________________________________________________________
_____________ as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.


Dated: __________, 19__

                                    OPTIONEE:


                                    ____________________________________
                                    Signature

                                    ____________________________________
                                    Please Print Name

                                    ____________________________________
                                    Spouse's Signature (if applicable)

                                    ____________________________________
                                    Please Print Spouse's Name

                                 ATTACHMENT 2

                               ESCROW AGREEMENT
                               ----------------


     This Escrow Agreement is entered into as of __________, 19__ by and between QUICKLOGIC CORPORATION, a California corporation (the "Company"),______________ an individual purchasing shares of Common Stock from the Company ("Purchaser") and the Corporate Secretary of the Company as Escrow Agent hereunder (the "Escrow Agent").

RECITALS
--------

     WHEREAS, the Purchaser has exercised an Option to purchase shares of the Company's Common Stock (the "Shares") pursuant to an Exercise Notice and Restricted Stock Agreement (the "Stock Agreement"); and

     WHEREAS, pursuant to the Stock Agreement, Purchaser is required to deposit certain shares, together with executed blank Stock Assignments in this Escrow to assure that Unvested Shares will be available for delivery to the Company if and when the Company exercises its Repurchase Option;

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   Definitions.  Unless otherwise indicated, all defined terms used herein
     -----------
shall have the meaning set forth in the Stock Agreements.

2.   Shares Subject to Escrow.  This Escrow Agreement shall apply to the shares
     ------------------------
______ of the Company's Common Stock represented by Certificate(s) No._______. In addition:

     (a) In the event that during the term of the escrow any stock dividend, reclassification or other changes are declared or made in the capital structure of the Company, all new, substituted or additional shares issued in connection with the Shares by reason of any such change shall be delivered to and held by the Escrow Agent under the terms of this Agreement in the same manner as the Shares originally escrowed hereunder.

     (b) In the event of substitution of such securities, Purchaser, the Company and Escrow Agent shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Agreement and the Escrow Agreement shall include the substituted shares of capital stock of Optionee as a result thereof.

     (c) In the event that, during the term of this escrow, subscription Options or other rights or options shall be issued in connection with the escrowed Shares, such rights, Options and options shall be the property of Optionee and, if exercised by Purchaser, all new stock or other securities so acquired by Optionee as it relates to the escrowed Shares then held by Escrow Agent shall be immediately delivered to Escrow Agent, to be held under the terms of this Agreement in the same manner as the Shares escrowed.

3.   Instruction re: Shares.  Company and the Purchaser hereby authorize and
     ----------------------
direct the Escrow Agent to hold the documents delivered herewith in accordance with the following instructions:

     (a) In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Repurchase Option set forth in the Stock Agreement, the Company shall give to Purchaser and Escrow Agent a written notice specifying the number of Shares to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct Escrow Agent to close the transaction contemplated by such notice in accordance with the terms of said notice. At the closing, Escrow Agent is directed (i) to date the stock assignments necessary for the transfer in question, (ii) to fill in the number of shares being transferred, and (iii) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to Escrow Agent of the purchase price (by check or by cancellation of any debt owed by Purchaser to the Company) for the number of Shares being purchased pursuant to the exercise of the Repurchase Option.

     (b) Shares shall be delivered to Purchaser in accordance with the provisions of this Section 3. All shares held by the Escrow Agent hereunder will remain in this Escrow until the date on which the Repurchase Option has lapsed as to such Shares. Notwithstanding the foregoing, upon written request from the Purchaser not more frequently than once in any three-month period, and subject to any applicable contrary rules under Regulation G, the Escrow Agent will deliver to Purchaser so many shares of stock as are no longer subject to the Repurchase Option.

          Ninety (90) days after cessation of Purchaser's service as an employee, consultant and/or director of the Company, Escrow Agent will deliver to Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Stock Agreement and not purchased by the Company or its assignees pursuant to exercise of the Repurchase Option.

     (c) If at the time of termination of this Escrow Agreement, Escrow Agent should have in his/her possession any documents, securities, or other property belonging to Purchaser, Escrow Agent shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

4.   Power of Attorney.  Purchaser irrevocably authorizes the Company to deposit
     -----------------
with Escrow Agent any certificates evidencing shares of stock to be held by Escrow Agent hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint Escrow Agent as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with the Department of Corporations of the State of California of an Application for Consent to Transfer Securities Subject to Legend or Escrow Condition Pursuant to Section 25151
of the California Corporate Securities Law of 1968. Subject to the provisions of this paragraph, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by Escrow Agent.

5.   Amendment.  This Escrow Agreement and Escrow Agent's duties hereunder may
     ---------
be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

6.   Escrow Agents Liability Limited.
     -------------------------------

     (a) Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. Escrow Agent shall not be personally liable for any act Escrow Agent may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of Escrow Agent's own good judgment, and any act done or omitted by Escrow Agent pursuant to the advice of Escrow Agent's own attorneys shall be conclusive evidence of such good faith.

     (b) Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     (c) Escrow Agent shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to this Escrow Agreement or any documents deposited with Escrow Agent.

7.   Compliance with Court Orders.  Escrow Agent is hereby expressly authorized
     ----------------------------
to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Escrow Agent shall obey or comply with any such order, judgment or decree, Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

8.   Reliance on Counsel.  Escrow Agent shall be entitled to employ such legal
     -------------------
counsel and other experts as Escrow Agent may deem necessary properly to advise Escrow Agent in connection with Escrow Agent's obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

9.   Termination of Escrow Agents Status.  Escrow Agent's responsibilities as
     -----------------------------------
Escrow Agent hereunder shall terminate if Escrow Agent shall cease to be Secretary of the Company or if Escrow Agent shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

10.  Further Instruments.  If Escrow Agent reasonably requires other or further
     -------------------
instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

11.  Retention of Securities.  It is understood and agreed that should any
     -----------------------
dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by Escrow Agent hereunder, Escrow Agent is authorized and directed to retain in Escrow Agent's possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written Agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

12.  Notices.  Any notice required or permitted hereunder shall be given in
     -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days' advance notice to each of the other parties hereto.

     COMPANY:            QUICKLOGIC CORPORATION
                         1277 Orleans Drive
                         Sunnyvale, CA  94089

     PURCHASER:          ____________________________

                         ____________________________

                         ____________________________

     ESCROW AGENT:       The Corporate Secretary
                         QuickLogic Corporation
                         1277 Orleans Drive
                         Sunnyvale, CA  94089

13.  Escrow Agent Status.  By signing this Escrow Agreement, Escrow Agent
     -------------------
becomes a party hereto only for the purpose of this Escrow Agreement; Escrow Agent does not become a party to the Stock Agreement.

14.  Successors and Assigns.  This instrument shall be binding upon and inure to
     ----------------------
the benefit of the parties hereto, and their respective successors and permitted assigns.

                              QUICKLOGIC CORPORATION
                              A California Corporation


                              By:________________________________________

                              Title:_____________________________________


                              PURCHASER:

                              ___________________________________________

                              ___________________________________________
                               (Please Print Name)


                              ESCROW AGENT:

                              ___________________________________________
                              Corporate Secretary, QUICKLOGIC CORPORATION

                              Name:______________________________________